UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 5, 2021

Silver bull resources, inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Dunsmuir Street, Suite 1610 Vancouver, B.C.		V7Y 1K4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Compensatory Plan, Contract or Arrangement.

Amended and Restated Arras Minerals Corp. Equity Incentive Plan

On July 5, 2021, the shareholders of Arras Minerals Corp. (“Arras”), a majority-owned subsidiary of Silver Bull Resources, Inc., approved certain amendments (the “Amendments”) to the Arras Minerals Corp. Equity Incentive Plan, dated April 15, 2021 (the “Arras Plan,” and as amended and restated, the “A&R Plan”).

The Amendments, among other things,

•	for so long as Arras common shares are not listed on a stock exchange, increased the maximum number of common shares that may be issued pursuant to grants made under the Arras Plan, together with all other security based compensation arrangements of Arras, from 10.0% to 20.0% of the issued and outstanding Arras common shares from time to time;
•	caused the limitations on the maximum number of common shares (i) reserved for issuance under the Arras Plan to any one plan participant or (ii) issued or issuable under the Arras Plan to insiders of Arras, to apply only when Arras common shares are listed on a stock exchange;
•	caused the provision contained in the Arras Plan that requires shareholder approval for certain amendments, including to (i) increase the maximum number of common shares issuable pursuant to the Arras Plan, (ii) reduce the exercise price of an outstanding option or (iii) to increase the number of common shares that may be issued or issuable to insiders pursuant to the Arras Plan, to apply only when Arras common shares are listed on a stock exchange; and
•	amended certain definitions of the Arras Plan and make certain other housekeeping amendments in connection with the aforementioned amendments.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Arras Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1+	Arras Minerals Corp. Equity Incentive Plan, dated April 15, 2021, as amended and restated on July 5, 2021

+ Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Bull resources, inc.

Date: August 9, 2021	By:	/s/ Christopher Richards
	Name:	Christopher Richards
	Title:	Chief Financial Officer